RYDEX | SGI SERIES FUNDS

                                   A-CLASS AND C-CLASS SHARES SUMMARY PROSPECTUS

                                  SEPTEMBER 13, 2010 AS REVISED OCTOBER 12, 2010

                                                                    ALTERNATIVES

 International Long Short Select Fund (formerly, International Opportunity Fund)
                                               (A-Class: RYFRX) (C-Class: RYFWX)

                                   (GRAPHIC)

                                                                (RYDEX|SGI LOGO)
                                                   SECURITY GLOBAL INVESTORS(SM)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an email to: sservices@sg-investors.com. The Fund's Prospectus and SAI, each dated August 1, 2010, and the Fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.

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                                        2


INTERNATIONAL LONG SHORT SELECT FUND
(FORMERLY, INTERNATIONAL OPPORTUNITY FUND)

INVESTMENT OBJECTIVE - The International Long Short Select Fund (the "Fund") seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Series Funds and/or Rydex Dynamic Funds. More information about these and other discounts is available from your financial professional and under the "Sales Charges" section on page 37 of the Prospectus and in the "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" section beginning on page 96 of the Fund's Statement of Additional Information.

                                                                                   A-CLASS   C-CLASS
                                                                                   -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) (Imposed on Purchases
  (as a percentage of offering price)                                               4.75%      None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
  purchase price or current market value, whichever is less)                         None     1.00%
ANNUAL FUND OPERATING EXPENSES(1)
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
Management Fees                                                                     0.90%     0.90%
Distribution and Shareholder Service (12b-1) Fees                                   0.25%     1.00%
Total Other Expenses                                                                2.89%     2.89%
   Short Dividend Expense                                                           1.22%     1.22%
   Short Interest Expense                                                           0.77%     0.77%
   Remaining Other Expenses                                                         0.90%     0.90%
                                                                                    ----      ----
Total Annual Fund Operating Expenses                                                4.04%     4.79%
                                                                                    ====      ====

(1) EFFECTIVE JUNE 8, 2010, THE FUND'S PRINCIPAL INVESTMENT STRATEGY CHANGED, AND THE FEES AND EXPENSES SHOWN ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE FEE TABLE HAS BEEN RESTATED TO REFLECT ESTIMATED SHORT DIVIDEND EXPENSE, SHORT INTEREST EXPENSE AND REMAINING OTHER EXPENSES AS A RESULT OF THE FUND'S INVESTMENT STRATEGY CHANGE.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                   ------   -------   -------   --------
A-CLASS SHARES      $862     $1,646    $2,446    $4,513
C-CLASS SHARES      $580     $1,442    $2,408    $4,841

You would pay the following expenses if you did not redeem your shares:


                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                   ------   -------   -------   --------
C-CLASS SHARES      $480     $1,442    $2,408     $4,841

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 430% of the average value of its portfolio. The Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Fund seeks to pursue an international long/short strategy by purchasing foreign common and preferred stocks or convertible stocks of companies that the Sub-Advisor believes will outperform the market and by selling short those foreign common and preferred stocks believed to be overvalued or expected to underperform the market. The Sub-Advisor may also invest in emerging market countries, American Depositary Receipts ("ADRs"), U.S. companies with significant overseas businesses, and futures con-

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                                       3


tracts, to gain exposure to selected countries and to attempt to manage risk associated with such exposure. Certain of the Fund's derivative investments may be traded in the over-the-counter ("OTC") market. The Sub-Advisor uses both quantitative and qualitative techniques to identify long and short investment opportunities.

The Sub-Advisor's universe of securities begins with the largest publicly traded companies internationally. Through quantitative screening and fundamental analysis, the Sub-Advisor narrows the universe of securities to a list of long and short investment candidates. The Sub-Advisor then builds a portfolio of securities designed to maximize the absolute returns of the portfolio from the Sub-Advisor's selection methodology while working to maintain prudent risk controls. The Sub-Advisor will consider buying a security that is not currently held in the Fund's portfolio when the security candidate has passed through the research process and the Sub-Advisor believes that there is a potential for upside price movement over the following year with a return to risk ratio that meets the Sub-Advisor's criteria. In the case of a security already held in the Fund's portfolio, the Sub-Advisor will consider adding to the position in the event the security has been unusually weak in the market based on the Sub-Advisor's analysis and the Sub-Advisor continues to believe that the one year price objective is valid. The Sub-Advisor will consider selling a security if the Sub-Advisor believes that the price objective is no longer valid. The Sub-Advisor also may reduce a position in the Fund's portfolio with respect to a security if the position approaches its price objective and the risk/return is deteriorating. The Sub-Advisor will make additions and reductions in the Fund's portfolio and will buy and sell securities frequently. The Fund may conduct significant trading activity at or just prior to the close of the U.S. and foreign financial markets. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Fund is subject to a number of additional risks that may affect the value of its shares, including:

COUNTERPARTY CREDIT RISK - The Fund may make investments in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

CURRENCY RISK - The Fund's indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Fund also may incur transaction costs in connection with conversions between various currencies.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EMERGING MARKETS RISK - Certain of the Fund's investments may be in emerging markets. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile because they are countries or markets with low-to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by the Sub-Advisor. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed countries or regions.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

GROWTH STOCKS RISK - Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

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                                        4


INVESTMENT TECHNIQUE RISK - The Sub-Advisor does not engage in temporary defensive investing, keeping the Fund fully invested in all market environments. This means that, based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to lessen the impact of a market decline.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

OTC TRADING RISK - Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivatives contracts.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the security sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

SMALL-CAPITALIZATION SECURITIES RISK - The Fund is subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

VALUE STOCKS RISK - Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION - The following bar chart shows the performance of the C-Class Shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The following table shows the performance of the A-Class Shares and C-Class Shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based market index. The figures in the bar chart do not reflect sales charges. If they did, returns would be lower. Of course, this past per-formance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to June 8, 2010, the Fund sought to achieve its objective using a different investment strategy; therefore, the per-formance and average annual total returns shown for periods prior to June 8, 2010 may have differed had the Fund's current investment strategy been in effect during those periods.

Updated performance information is available on the Fund's website at www.rydex-sgi.com or by calling Rydex|SGI Client Services at 800-820-0888.

THE PERFORMANCE INFORMATION SHOWN BELOW FOR C-CLASS SHARES IS BASED ON A CALENDAR YEAR. THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2010 THROUGH JUNE 30, 2010 IS -18.70%.

                               (PERFORMANCE GRAPH)

2008   -36.83%
2009    32.86%

Highest Quarter Return                                     Lowest Quarter Return
(quarter ended 09/30/2009) 26.46%             (quarter ended 09/30/2008) -17.27%

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                                        5


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED DECEMBER 31, 2009)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                               Past    Since Inception
A-CLASS SHARES                                                1 Year      (8/31/2007)
-----------------------------------------------------------   ------   ---------------
Return Before Taxes                                           27.49%        -7.20%
Return After Taxes on Distributions                           27.42%        -7.84%
Return After Taxes on Distributions and Sale of Fund Shares   17.87%        -6.43%
MSCI EAFE Index Net (USD) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         31.78%       -10.48%

                                                               Past    Since Inception
C-CLASS SHARES                                                1 Year      (8/31/2007)
-----------------------------------------------------------   ------   ---------------
Return Before Taxes                                           31.86%        -5.91%
Return After Taxes on Distributions                           31.79%        -6.57%
Return After Taxes on Distributions and Sale of Fund Shares   20.71%        -5.35%
MSCI EAFE Index Net (USD) (REFLECTS NO DEDUCTION FOR FEES,
   EXPENSES OR TAXES)                                         31.78%       -10.48%

MANAGEMENT

INVESTMENT ADVISOR - Rydex Advisors, LLC (the "Advisor"), which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

INVESTMENT SUB-ADVISOR - Security Global Investors, LLC ("SGI" or the "Sub-Advisor") serves as the investment sub-adviser of the Fund. The Sub-Advisor is an affiliate of the Advisor.

PORTFOLIO MANAGERS

     - DAVID WHITTALL, Portfolio Manager, Global Equities - Mr. Whittall has been associated with Security Global Investors, LLC since 2004.

     - SCOTT KLIMO, CFA, Portfolio Manager, Global Equities - Mr. Klimo has been associated with Security Global Investors, LLC since 2001.

     - MARK KRESS, CFA, Portfolio and Risk Manager - Mr. Kress has been associated with Security Global Investors, LLC since 2001.

     - YON PERULLO, CFA, Portfolio and Risk Manager - Mr. Perullo has been associated with Security Global Investors, LLC since 2007.

PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH").

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                                        6


Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Single direct purchases of C-Class Shares of the Fund in an amount of $1 million or more will be placed into A-Class Shares of the Fund. C-Class Share purchases of $1 million or more placed through a Financial Intermediary will be subject to any share class restrictions imposed by the Intermediary.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). You may redeem all or any portion of your Fund shares at the Fund's next determined net asset value ("NAV") calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

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                                        7


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(RYDEX|SGI LOGO)
SECURITY GLOBAL INVESTORS(SM)

9601 BLACKWELL ROAD
SUITE 500
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800.820.0888
WWW.RYDEX-SGI.COM

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